Exhibit 31.2

CERTIFICATION PURSUANT TO EXCHANGE ACT RULES 13a-14(a),

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, James M. Mitchell, certify that:

1.     I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2016 of GulfMark Offshore, Inc.; and

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 1, 2017

By:	/s/ James M. Mitchell
James M. Mitchell Executive Vice President and Chief Financial Officer